Exhibit 99.1

Fusion Five Continents Securities Limited

Financial Statements

For the Years Ended March 31, 2026 and 2025

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and shareholders of Fusion Five Continents Securities Limited

Opinion on the Financial Statements

We have audited the accompanying balance sheets of Fusion Five Continents Securities Limited (the “Target Company”) as of March 31, 2026 and 2025 and the related statements of operations and comprehensive loss, shareholders’ deficit and cash flows for the years ended March 31, 2026 and 2025, and related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Target Company at March 31, 2026 and 2025, and the results of its operations and its cash flows for the years ended March 31, 2026 and 2025, in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Material Uncertainty Related to Going Concern

The accompanying financial statements have been prepared assuming that the Target Company will continue as a going concern. As more fully described in Note 3 to the financial statements, as of March 31, 2026, the Target Company incurred a net loss of $74,562. As of March 31, 2026, the Target Company had a working capital deficit and shareholders’ deficit of $72,748, and an accumulated deficit of $74,562. These conditions raise substantial doubt about the Target Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 3 to the financial statements. The financial statements do not include any adjustments that might result from the outcome of this uncertainty. Our opinion is not modified with respect to this matter.

Basis for Opinion

These financial statements are the responsibility of the Target Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the PCAOB and are required to be independent with respect to the Target Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Target Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Target Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Enrome LLP

Singapore

August 10, 2026

We have served as the Target Company’s auditor since 2026.

Fusion Five Continents Securities Limited

Balance Sheets

As of March 31, 2026 and 2025

(Amounts in U.S. dollars, except for numbers of shares or as otherwise noted)

	As of March 31, 2026	As of March 31, 2025
ASSETS
Current assets:
Cash held on behalf of clients	$1,681,816	$—
Short-term investment - Broker dealer	18,737,527	—
Prepayment - Software subscription and related support services	22,872	—
Digital Assets - External trust company	1,469,840
Total current assets	21,912,055	—
Total assets	$21,912,055	$—
LIABILITIES AND SHAREHOLDERS’ DEFICIT
Current liabilities:
Payables - client funds	$1,681,816	$—
Payable - Broker dealer	18,737,527	—
Amount due to related party	95,620	—
Payable – External trust company	1,469,840
Total current liabilities	21,984,803	—
Total liabilities	$21,984,803	$—
Commitments and contingencies
Shareholders’ deficit:
Ordinary shares, no par value; 10,000 shares issued and outstanding as of March 31, 2026 and 2025.	—	—
Accumulated deficit	(74,562)	—
Accumulated other comprehensive income	1,814	—
Total shareholders’ deficit	(72,748)	—
Total liabilities and shareholders’ deficit	$21,912,055	$—

The accompanying notes are an integral part of these financial statements.

Fusion Five Continents Securities Limited

Statements of Operations and Comprehensive Loss

For the Years Ended March 31, 2026 and 2025

(Amounts in U.S. dollars, except for numbers of shares or as otherwise noted)

	Year Ended March 31, 2026	Year Ended March 31, 2025
Brokerage commission and platform income	$20,561	$—
Brokerage commission expense and other related direct costs	(40,180)	—
Gross loss	(19,619)	—
Operating expenses:
General and administrative expenses	(54,960)	—
Loss from operations	(74,579)	—
Other income:
Other income, net	17	—
Loss before income taxes	(74,562)	—
Income tax expense	—	—
Net loss	(74,562)	—
Other comprehensive income:
Foreign currency translation adjustment	1,814	—
Comprehensive loss	$(72,748)	$—

The accompanying notes are an integral part of these financial statements.

Fusion Five Continents Securities Limited

Statements of Shareholders’ Deficit

For the Years Ended March 31, 2026 and 2025

(Amounts in U.S. dollars, except for numbers of shares or as otherwise noted)

	Ordinary Shares			Accumulated Other	Total
	Number of Shares	Amount	Accumulated Deficit	Comprehensive Income	Shareholders’ Deficit
Balance as of March 31, 2024	10,000	$—	$—	$—	$—
Net income for the year	—	—	—	—	—
Balance as of March 31, 2025	10,000	$—	$—	$—	$—
Net loss for the year	—	—	(74,562)	—	(74,562)
Foreign currency translation adjustment, net of tax	—	—	—	1,814	1,814
Balance as of March 31, 2026	10,000	$—	$(74,562)	$1,814	$(72,748)

The accompanying notes are an integral part of these financial statements.

Fusion Five Continents Securities Limited

Statements of Cash Flows

For the Years Ended March 31, 2026 and 2025

(Amounts in U.S. dollars, except for numbers of shares or as otherwise noted)

	For the Year Ended March 31, 2026	For the Year Ended March 31, 2025
Cash flows from operating activities:
Net loss	$(74,562)	$—
Adjustments to reconcile net loss to net cash provided by operating activities:
Foreign exchange losses	10,361	—
Short-term investment - Broker dealer	(18,737,527)	—
Prepayment - Software subscription and related support services	(23,537)	—
Payable - Broker dealer	18,737,527	—
Payables - client funds	1,681,816	—
Digital assets - External trust company	(1,469,840)	—
Payable - External trust company	1,469,840	—

Net cash provided by operating activities	1,594,078	—

Cash flows from financing activity
Amount due to related party	95,620	—
Net cash provided by financing activity	95,620	—

Effect of exchange rate changes on cash and cash held on behalf	(7,882)	—
Net increase in cash held on behalf of client	1,681,816	—
Cash held on behalf of clients at beginning of year	—	—
Cash held on behalf of clients at end of year	$1,681,816	$—

Cash held on behalf of clients	$1,681,816	—
Cash held on behalf of clients at end of the year	$1,681,816	—

Supplemental disclosure of cash flow information:
Cash paid for income taxes	$—	—
Cash paid for interest	—	—

The accompanying notes are an integral part of these financial statements.

Fusion Five Continents Securities Limited

Notes to Financial Statements

For the Years Ended March 31, 2026 and 2025

(Amounts in U.S. dollars, except share data or as otherwise indicated)

1. ORGANIZATION AND NATURE OF BUSINESS

Fusion Five Continents Securities Limited (the “Target Company” or “Fusion Five”) was incorporated on June 13, 2022 under the Companies Act 1993 of New Zealand. The Target Company provides cross-border securities trading access and related platform services to clients seeking access to Hong Kong and U.S. equity markets. The Target Company principally engages in online financial services including cross-border securities share trading access to Hong Kong and United States equity market and fund distribution services based on third party developed software and digital platform “CashCow”.

The Target Company is registered as a financial service provider in New Zealand. In Hong Kong, the Target Company acts as an introducing intermediary and does not hold a Hong Kong Securities and Futures Commission license. Securities execution, custody of securities, and trade settlement are performed by a licensed Hong Kong securities broker (the “Execution Broker”). Client funding may be initiated using USDT stablecoin, which is converted to fiat currency by an external licensed trust company before funds are placed with the Execution Broker for client trading and settlement.

The Target Company does not obtain beneficial ownership of client funds or client securities. However, the Target Company has contractual and administrative rights over certain segregated trustee and broker-dealer accounts solely to facilitate authorized client deposits, securities transactions, settlements, and withdrawals. Accordingly, the Target Company recognizes client-related assets and corresponding payables obligations when the applicable recognition criteria are met.

As of March 31, 2026, Dean Nelson Shields owned all 10,000 issued and outstanding ordinary shares of the Target Company. The ordinary shares have no par value. Subsequent to March 31, 2026, LQR House Inc. (“LQR”) acquired a controlling interest in the Company. See Note 14.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and the applicable rules and regulations of the U.S. Securities and Exchange Commission (“SEC”). The Target Company’s fiscal year ends on March 31. Significant accounting policies followed by the Target Company in the preparation of the accompanying financial statements are summarized below.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect reported amounts and disclosures. Significant estimates and judgments include the assessment of the nature and presentation of client-related balances, expected credit losses, lease identification and measurement, income taxes, foreign currency translation, and the useful lives and recoverability of long-lived assets. In accordance with ASC 250, Accounting Changes and Error Corrections, changes in accounting estimates are recognized prospectively in the period of change and, if applicable, future period.

Foreign Currency Translation and Transactions

The Target Company maintains its books and records in New Zealand dollars (“NZD”), which is the Target Company’s functional currency because NZD is the primary currency of the economic environment in which the Target Company operates. The Target Company’s reporting currency is the United States dollar (“USD” or “$”). The determination of the Target Company’s functional currency and the translation of its financial statements into the reporting currency are made in accordance with ASC Topic 830, Foreign Currency Matters.

Transactions denominated in currencies other than the functional currency are translated into NZD at the exchange rates prevailing at the dates of the transactions. Monetary assets and liabilities denominated in foreign currencies are remeasured using the exchange rates in effect at each balance sheet date. Resulting foreign currency transaction gains and losses are recognized in the statements of operations and comprehensive loss.

For financial reporting purposes, assets and liabilities are translated from NZD into USD at exchange rates in effect at each balance sheet date, while revenues and expenses are translated at average exchange rates for the reporting period. Equity transactions are translated at historical exchange rates. Translation adjustments are recognized in other comprehensive income and accumulated in accumulated other comprehensive income within shareholders’ deficit.

	As of March 31, 2026	As of March 31, 2025
Spot rate — USD per NZD 1	0.5710	0.5666

	For the Year Ended March 31, 2026	For the Year Ended March 31, 2025
Average rate — USD per NZD 1	0.5876	0.5941

Cash held on behalf of clients

Cash held on behalf of clients represents cash maintained in segregated accounts for the benefit of clients in connection with securities trading and settlement activities. Such funds are not available to finance the Target Company’s general operations. Cash held on behalf of clients is separately presented on the balance sheets. The Target Company has classified the clients’ monies as cash held on behalf of clients under the assets section in the balance sheets and recognized the corresponding account payables to the respective clients under the liabilities section.

Prepayment - Software subscription and related support services

The Target Company enters into arrangements with third-party service providers for access to software systems, mobile applications and related support services used in providing securities trading access and related services to its clients.

Software subscription and related support fees paid in advance are recorded as prepaid software subscription costs. The prepaid amounts are recognized as cost of revenues on a straight-line basis over the applicable service period as the related services are received. The unexpired portion of such prepaid amounts is presented as prepaid software subscription and other related support services in the balance sheets.

Installation and setup costs related to the software platform are expensed as incurred and included in brokerage commission expense and other related direct costs of revenues because such costs are directly attributable to the Target Company’s provision of securities trading access and related client services

Short-term investment – Broker Dealer and Payable - Broker dealer

In accordance with ASC 321-10-35-1, Investments—Equity Securities, equity securities with readily determinable fair values are measured at fair value, with changes in fair value recognized in net income. Fair value measurements are determined in accordance with ASC Topic 820, Fair Value Measurement. ASC 820-10-35-37 establishes a three-level fair value hierarchy that gives the highest priority to unadjusted quoted prices in active markets for identical assets (Level 1).

The Target Company’s short-term investment – broker dealer consists of marketable securities maintained in custody with the Target Company’s third-party Execution Broker in connection with client securities trading activities. The securities are held for the benefit of the Target Company’s clients and are not maintained for the Target Company’s proprietary investment purposes.

The securities are measured at fair value at each reporting date. Securities valued using quoted prices for identical securities in active markets are classified as Level 1; Realized and unrealized gains and losses on equity securities within the scope of ASC 321 are recognized in earnings and are not recognized in other comprehensive income. Realized gains and losses are determined based on the difference between the proceeds received and the carrying amount of securities sold, while unrealized gains and losses represent changes in the fair value of securities held at the reporting date.

The Target Company’s short-term investment are subject to market risk arising from fluctuations in the market prices of securities. The securities are maintained in custody with the Execution Broker and the Target Company is also exposed to custodial; concentration and counterparty credit risk associated with the Execution Broker.

Digital Assets – External Trust company and Payable – External Trust company

In accordance with ASC 350-60-15-1, Crypto Assets, the Company evaluates its digital asset holdings to determine whether they are within the scope of ASC Subtopic 350-60. For digital assets within the scope of ASC 350-60, ASC 350-60-35-1 requires such assets to be measured at fair value at each reporting date, with changes in fair value recognized in net income. Fair value is determined in accordance with ASC Topic 820, Fair Value Measurement.

The Company holds certain digital assets, principally U.S. dollar-denominated stablecoins, with a third-party licensed trust company in connection with client funding and securities trading activities. Such digital assets are held for the benefit of the Target Company’s clients and are not maintained for the Target Company’s proprietary investment purposes.

Digital assets held on behalf of clients are measured at fair value at each reporting date based on observable market prices available in the principal market for the digital asset. The corresponding obligations to clients are presented separately as “Payable - External trust company”.

The Target Company does not use client digital assets for its own proprietary investment or general corporate purposes. The Target Company is exposed to custodial and counterparty risk associated with the third-party trust company, as well as liquidity, redemption, market, regulatory, operational, cybersecurity and blockchain-network risks associated with digital assets.

Revenue Recognition

In accordance with ASC Topic 606, Revenue from Contracts with Customers, the Target Company recognizes revenue when the promised services are provided to customers in an amount that reflects the consideration the Company expects to receive for those services.

The Target Company generates revenue primarily from providing cross-border securities trading access and related services to its clients. The Target Company is registered as a New Zealand Financial Service Provider (“FSP”) to provide certain financial services, including services related to money, securities and investment portfolios.

In Hong Kong, the Target Company acts as an introducing broker and does not hold a Hong Kong SFC license. The Target Company does not execute trades, maintain custody of client securities or settle securities transactions. Trade execution, custody and settlement are provided through an arrangement with a licensed Hong Kong securities broker (the “Execution Broker”). Clients fund their accounts using USDT stablecoin, which is converted into fiat currency by a licensed trust company and subsequently transferred to the account maintained with the Execution Broker for trade settlement.

The Target Company earns commissions and platform income from securities brokerage services based on transaction volume and platform fees charged per transaction. When a customer executes a securities trading transaction, brokerage commission and platform fee is recognized at a point in time when the performance obligation has been satisfied by the completion of trades and the service has been passed to the customer. Brokerage commission income and platform fee are accrued on a trade-date basis because this is when the underlying financial instrument is identified, the pricing of brokerage service is agreed upon and the promised services are delivered to customers. The commission fees and platform fee are directly charged from the customer’s account when the transactions are settled. The securities trading transaction could not be cancelled once it is executed and is not refundable.

The transaction price consists of the commission fees and platform fee charged to the client. Because these services are provided together, highly interdependent and no separate allocation of the transaction price is required in accordance with ASC 606-10-25-19. The performance obligation is satisfied when the related trade is executed.

These activities are provided together as part of the Target Company’s trading service and are treated as one performance obligation. The transaction price consists of the commission fees and platform fee charged to customers. The Target Company determines the rates and fees charged to its customers. Since the services are provided together, no separate allocation of the transaction price is required. Revenue is recognized when the related service is provided and, for transaction-based fees, when the related trade is executed.

For each customer transaction, the Target Company provides access to the trading platform, helps process the customer’s trading instructions, and arranges for the trade to be executed through the Execution Broker. These services are provided together as one overall trading service. Therefore, the Target Company treats them as one performance obligation for each transaction.

Principal-versus-Agent Considerations

The Target Company evaluated whether it acts as a principal or an agent in providing services to its customers. The Target Company is responsible for providing the trading platform and transaction facilitation services and setting the commission fees and platform fee charged to customers. Accordingly, the Target Company concluded that it is the principal for its commission services and recognizes these revenues on a gross basis.

The Execution Broker separately provides trade execution, custody and settlement services. Fees paid or payable to the Execution Broker and other third parties for execution, clearing, settlement, regulatory, exchange and similar services are recorded as cost and expenses and are not deducted from the Target Company’s revenue.

The Target Company has determined that there were no material contract assets, contract liabilities or significant financing components as of March 31, 2026 and 2025. Client funds maintained on behalf of customers in connection with securities trading activities do not represent consideration received in advance of satisfying a performance obligation and therefore are not accounted for as contract liabilities under ASC 606.

General and Administrative Expenses

General and administrative expenses consist primarily of costs associated with the general management and administration of the Target Company’s business that are not directly attributable to the provision of securities trading access and related client services. Such costs include administrative service costs, bank charges, general corporate overhead and other costs incurred in supporting the Target Company’s operations.

General and administrative expenses are recognized as incurred. Amounts relating to services received but not yet invoiced or paid are accrued when the Company has received the related services and the amount can be reasonably estimated.

The Target Company also records within general and administrative expenses losses arising from the conversion and settlement of client funding balances when such losses are borne by the Target Company. Clients fund their accounts through an external trust company using USDT. The trust company converts the USDT into U.S. dollars and transfers the resulting funds to the Target Company’s account with its execution broker.

Differences between the amount maintained with the trust company and the amount transferred to the execution broker, including conversion spreads and related settlement losses borne by the Target Company, are recognized as general and administrative expenses when the conversion and settlement occur. Such losses are measured based on the actual amount deducted or retained by the trust company.

Because the Target Company bears these losses, the corresponding client deposit liability is not reduced. Instead, the loss is recognized in the statements of income and comprehensive income, with a corresponding reduction in amount due from the trust company.

Costs directly attributable to the provision of client trading services, including software subscription costs and software installation costs, are excluded from general and administrative expenses and are presented within cost of revenues.

Income Taxes

Income taxes are accounted for using an asset and liability method in accordance with FASB ASC Topic 740, “Income Taxes”. Under this method, income tax expense is recognized for the amount of: (i) taxes payable or refundable for the current period and (ii) deferred tax consequences of temporary differences resulting from matters that have been recognized in an entity’s financial statements or tax returns. Deferred tax assets also include the prior years’ net operating losses carried forward. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period including the enactment date. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

Under the provisions of FASB ASC 740, when tax returns are filed, it is likely that some positions taken would be sustained upon examination by the taxing authorities, while others are subject to uncertainty about the merits of the position taken or the amount of the position that would be ultimately sustained. The benefit of a tax position is recognized in the period during which, based on all available evidence, management believes it is more likely than not that the position will be sustained upon examination, including the resolution of appeals or litigation processes, if any. Tax positions taken are not offset or aggregated with other positions.

Expected Credit Losses

The Target Company follows ASC 326, Financial Instruments–Credit Losses which applies to financial assets measured at amortized cost, held-to-maturity debt securities and off-balance sheet credit exposures. For on-balance sheet assets, an allowance must be recognized at the origination of in-scope assets and represents the expected credit losses over the contractual life of those assets. Expected credit losses on off-balance sheet credit exposures must be estimated over the contractual period the Target Company is exposed to credit risk as a result of a present obligation to extend credit. The impact to the periods presented is not material since the Target Company’s in-scope assets are primarily subject to collateral maintenance provisions for which the Target Company elected to apply the practical expedient of reporting the difference between the fair value of the collateral and the amortized cost for the in-scope assets as the allowance for current expected credit losses.

Fair Value of Financial Instruments

The Target Company measures fair value in accordance with ASC 820, Fair Value Measurement. ASC 820 establishes a three-level fair value hierarchy based on the inputs used to measure fair value:

Level 1 —	Observable inputs that reflect quoted prices (unadjusted) for identical assets or liabilities in active markets.

Level 2 —	Other inputs that are directly or indirectly observable in the marketplace.

Level 3 —	Unobservable inputs which are supported by little or no market activity.

ASC 820 describes three main approaches to measuring the fair value of assets and liabilities:

Market Approach	—	Uses prices and other relevant information generated from market transactions involving identical or comparable assets or liabilities.

Income Approach	—	Uses valuation techniques to convert future amounts to a single present value, based on current market expectations about those future amounts.

Cost Approach	—	Based on the amount that would currently be required to replace an asset.

The carrying amounts of cash held on behalf of clients, , amounts due to related party, and income tax payable approximate fair value because of their short-term nature.

The Target Company’s short-term investment held with the broker dealer consist of marketable securities. The fair value of these investments is based on quoted market prices for identical securities in active markets and is classified as Level 1 within the fair value hierarchy.

The Target Company’s digital assets held on behalf of clients consist primarily of USDT held with a third-party trust company. The fair value of these digital assets is determined using observable market pricing information and is classified as Level 2 within the fair value hierarchy.

The Target Company did not have any Level 3 fair value measurements as of March 31, 2026.

Comprehensive Income (Loss)

FASB ASC 220, “Comprehensive Income” establishes standards for reporting and display of comprehensive income or loss, its components and accumulated balances. Comprehensive income or loss as defined includes all changes in equity during a period from non-owner sources. Accumulated other comprehensive income, as presented in the accompanying statements of changes in shareholders’ deficit, consists of cumulative foreign currency translation adjustments.

The Target Company reports comprehensive income (loss) in accordance with FASB ASC Topic 220, Comprehensive Income. Comprehensive income (loss) consists of two components: net income (loss) and other comprehensive income (loss) (“OCI”).The Company’s OCI consists solely of foreign currency translation adjustments arising from the translation of its New Zealand dollar (“NZD”) functional-currency financial statements into U.S. dollars (“USD”), the Target Company’s reporting currency. Assets and liabilities are translated into USD at exchange rates in effect at each balance sheet date, while revenues and expenses are translated at average exchange rates for the applicable reporting period. Resulting foreign currency translation adjustments are recognized in OCI, net of tax, where applicable, and accumulated in accumulated other comprehensive income within shareholders’ equity (deficit).

As of March 31, 2026 and 2025, accumulated other comprehensive income consisted solely of cumulative foreign currency translation adjustments

Share Capital

The Target Company is incorporated in New Zealand. Under the New Zealand Companies Act 1993, shares have no par value. As of March 31, 2026, the Target Company had 10,000 ordinary shares authorized, issued, and outstanding. The ordinary shares have no par value and were held by Dean Nelson Shields.

Recently issued accounting pronouncement

In July 2025, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2025-05, Financial Instruments—Credit Losses (Topic 326): Measurement of Credit Losses for Accounts Receivable and Contract Assets. The amendments provide an optional practical expedient for estimating expected credit losses on certain current accounts receivable and current contract assets. The amendments are effective for annual reporting periods beginning after December 15, 2025, including interim periods within those annual periods. The Target Company is evaluating the effect of adoption and does not currently expect a material impact.

In September 2025, the FASB issued ASU 2025-06, Intangibles—Goodwill and Other—Internal-Use Software (Subtopic 350-40): Targeted Improvements to the Accounting for Internal-Use Software. The amendments are effective for annual reporting periods beginning after December 15, 2027, including interim periods within those annual periods, with early adoption permitted. The Target Company is evaluating the effect of adoption.

In December 2025, the FASB issued ASU 2025-11, Interim Reporting (Topic 270): Narrow-Scope Improvements. For public business entities, the amendments are effective for interim reporting periods within annual reporting periods beginning after December 15, 2027, with early adoption permitted. The Target Company is evaluating the effect of adoption.

3. GOING CONCERN

The accompanying financial statements have been prepared assuming that the Target Company will continue as a going concern, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business.

For the year ended March 31, 2026, the Target Company incurred a net loss of $74,562 As of March 31, 2026, the Target Company a working capital deficit and shareholders’ deficit of $72,748 and an accumulated deficit of $74,562. In addition, substantially all of the Target Company’s cash and client-related financial assets were restricted or maintained for the benefit of clients and were not available to fund the Target Company’s general operating activities.

These conditions initially raised substantial doubt about the Target Company’s ability to continue as a going concern for a period of one year after the date these financial statements are issued.

Subsequent to March 31, 2026, LQR acquired a controlling interest in the Target Company. LQR’s Management evaluated its plans to address the Target Company’s liquidity requirements, including the continued development of the Target Company’s revenue-generating operations, management of operating expenditures, financial support from its controlling shareholder, and additional financing activities expected to be undertaken in the near term. Based on LQR’s Management’s cash flow forecasts and financing plans, LQR’s Management believes that these plans are probable of being effectively implemented and are expected to provide sufficient liquidity for the Target Company to meet its obligations as they become due.

LQR Company entered into an at-the-market Sales Agreement with A.G.P./Alliance Global Partners on March 11, 2026, under which it could offer and sell shares of common stock having an aggregate offering price of up to $50,273,610, subject to market conditions and applicable securities law limitations and its plan to issue second round of ATM in the near future. As of the date of this financial statement dated August 10, 2026, shares having an aggregate offering price of $41,455,175 remain available for LQR to offer and sell under this Sales Agreement after issued first round of ATM amounting to $8,818,435 providing LQR with additional capacity to support future equity financing.

After considering the Target Company’s expected operating cash flows and planned financing activities, management concluded that the conditions and events that initially raised substantial doubt about the Target Company’s ability to continue as a going concern have been alleviated. Accordingly, management believes that the Target Company will have sufficient liquidity to meet its obligations for at least one year from the date these financial statements are issued.

4. CONCENTRATIONS OF RISK

Service Provider and Counterparty Concentration

The Target Company’s operations depend on third-party service providers, including the Execution Broker, trustee, payment processor, technology provider. A termination or disruption of these relationships, failure by a service provider to comply with applicable laws and regulations, or deterioration in the financial condition of a material counterparty could adversely affect the Target Company’s operations and its ability to provide trading access and process client transactions. Substantially all customer securities transactions are executed through a single third-party broker. The Target Company is dependent on this broker for execution services.

Credit Risk

Financial instruments that potentially expose the Target Company to concentrations of credit risk consist principally of Cash held on behalf of clients, Short-term investments – broker-dealer and Digital assets – External trust company. The Target Company seeks to mitigate credit risk by maintaining balances with regulated financial institutions and intermediaries and by monitoring counterparty credit quality. Such balances may exceed applicable deposit insurance limits and remain subject to the credit risk of the relevant institution or intermediary.

Cash held on behalf of clients are segregated and deposited in financial institutions as required by rules mandated by the Target Company’s primary regulators. These financial institutions are of sound credit ratings, therefore the Target Company believes that there is no significant credit risk related to cash held on behalf of clients.

The Target Company’s securities are transacted on cash basis. The Target Company’s credit risk is limited in that substantially all of the contracts entered into are settled directly at securities clearing organizations. The Target Company oversees the management of credit risk through formulating credit policies and procedures, overseeing the credit quality of the loan portfolio, ensuring an independent and objective assessment of credit risk, controlling exposure to selected industries, counterparties, countries and portfolio types etc.

Short-term investment - Broker dealer related to unsettled transactions are recorded at the amount for which the securities were purchased, and are paid upon receipt of the securities from other brokers or dealers.

In connection with its clearing activities, the Target Company is obligated to settle transactions with brokers and other financial institutions even if its clients fail to meet their obligations to the Target Company. Clients are required to complete their transactions by the settlement date, generally one or two business days after the trade date. If clients do not fulfill their contractual obligations, the Target Company may incur losses. The Target Company has established procedures to reduce this risk by generally requiring that clients deposit sufficient cash and/or securities into their account prior to placing an order.

Concentrations of Credit Risk

The Target Company’s exposure to credit risk associated with its brokerage and other activities is measured on an individual counterparty basis, as well as by groups of counterparties that share similar attributes. There was no revenue from clients which individually represented greater than 10% of the total revenues for the years ended March 31, 2026 and 2025, respectively. Concentrations of credit risk can be affected by changes in political, industry, or economic factors. To reduce the potential for risk concentration, credit limits are established, and exposure is monitored in light of changing counterparty and market conditions.

Foreign Currency Risk

The Company’s functional currency is NZD and its reporting currency is USD. The Target Company is exposed to foreign currency risk because client funds, assets, liabilities, revenue, and expenses may be denominated in currencies other than NZD or USD. Changes in exchange rates may affect reported results and generate translation adjustments recorded in accumulated other comprehensive income. Currency risk arises from the possibility that fluctuations in foreign exchange rates will impact the financial instruments. The Target Company is not exposed to significant transactional foreign currency risk since almost all of its transactions, assets and liability are denominated in Hong Kong dollars and U.S. dollars and Hong Kong dollars are pegged against U.S. dollars. The impact of foreign currency fluctuations in the Target Company’s earnings is included in “General and Administrative expenses” in the statements of operations and comprehensive loss. The Target Company enters into currency futures contracts to manage currency exposure associated with anticipated receipts and disbursements occurring in a currency other than the functional currency of the entity. The overall impact of the currency risk of other foreign currency assets held by the Target Company is not significant.

Stablecoin and Settlement Risk

Client funding and settlement processes may involve USDT stablecoin before conversion to fiat currency by a third-party trust company. This activity exposes the Target Company to liquidity, redemption, custody, blockchain transfer, counterparty, regulatory, cybersecurity, and operational risks. The Target Company does not present USDT as its own digital asset when it does not obtain beneficial ownership or control of the stablecoin.

Regulatory Requirements

The Target Company is registered as a financial service provider on the New Zealand Financial Service Providers Register (“FSPR”). Based on the Company’s current registered activities and regulatory status, the Target Company was not subject to a specific minimum regulatory capital requirement in New Zealand as of March 31, 2026.

5. CASH HELD ON BEHALF OF CLIENTS AND PAYABLES – CLIENT FUNDS

Cash held on behalf of clients and Payables - Client Funds consisted of the following:

	As of March 31, 2026	As of March 31, 2025
Cash held on behalf of clients	$1,681,816	$—
Total Cash held on behalf of clients	$1,681,816	$—
Payables - Client funds	$1,681,816	$—
Total Payables - Client funds	$1,681,816	$—

As of March 31, 2026 and 2025, Cash held on behalf of clients was $1,681,816 and nil, respectively. Cash held on behalf of clients represents client funds maintained in segregated accounts in connection with securities trading and settlement activities and is not available for the Target Company’s general corporate purposes.

As of March 31, 2026 and 2025, the corresponding Payables - Client funds was $1,681,816 and nil, respectively. Payables - client funds represents the Target Company’s obligation to return such funds to clients or apply the funds to authorized client transactions.

The Target Company does not obtain beneficial ownership of the client funds. Accordingly, the restricted cash balance and the corresponding client funds payable are presented separately as an asset and liability, respectively, in the accompanying balance sheets.

6. SHORT-TERM INVESTMENT – BROKER DEALER AND PAYABLE – BROKER DEALER

Short-term investment – Broker dealer and the corresponding client deposits payable consisted of the following:

	As of March 31, 2026	As of March 31, 2025
Short-term investment – Broker dealer	$18,737,527	$—
Total Short-term investment – Broker dealer	$18,737,527	$—
Payable – Broker dealer	$18,737,527	$—
Total Payable – Broker dealer	$18,737,527	$—

Short-term investment – Broker dealer represent amounts maintained for authorized client securities trading and settlement activities. The corresponding Payable - Broker dealer represents the Target Company’s obligation to return such funds to clients or apply the funds to authorized client transactions.

These investments are restricted for the benefit of clients, are not available for the Target Company’s general operating purposes, and do not represent revenue of the Target Company. As of March 31, 2026 and 2025, Short-term investment – Broker dealer and the corresponding Payable - Broker dealer were $18,737,527 and nil, respectively.

7. PREPAYMENT - SOFTWARE SUBSCRIPTION AND RELATED SUPPORT SERVICES

The Target Company entered into a two-year agreement with a third-party technology service provider for access to a securities trading system and related mobile application used in connection with the Target Company’s cross-border securities trading services.

Under the arrangement, the third-party service provider hosts, operates and maintains the system and application. The Target Company does not have the contractual right to take possession of the underlying software and cannot operate the software independently or engage an unrelated third party to host the software.

The agreement has a contractual term of two years and requires annual subscription payments of HKD 440,000, for total fixed subscription consideration of HKD 880,000. The first annual installment was payable in 2025, and the second annual installment is payable in 2026. The Target Company also incurred a one-time installation fee of RMB 50,000.

Annual subscription fees paid in advance are recorded as prepaid software subscription costs and recognized as brokerage commission expense and other related direct costs on a straight-line basis over the applicable annual service period. The Target Company determined that classification within cost of revenues is appropriate because the system and application are directly used in providing securities trading access and related services to the Target Company’s clients.

	As of March 31, 2026	As of March 31, 2025
Prepayment - Software subscription and related support services	$22,872	$—
Total Prepayment - Software subscription and related support services	$22,872	$—

	For the Year Ended March 31, 2026	For the Year Ended March 31, 2025
Software subscription expense	$32,951	$—
Installation cost	$7,018	$—
Total Brokerage commission expense and other related direct costs	$39,969	$—

8. DIGITAL ASSETS - EXTERNAL TRUST COMPANY AND PAYABLES – EXTERNAL TRUST COMPANY

As of March 31, 2026, an external trust company held 1,480,201.63 USDT on behalf of the Company’s clients. Based on a fair value of $0.993 per USDT as of March 31, 2026, the aggregate fair value of such digital assets was approximately $1,469,840. The Company held no digital assets on behalf of clients as of March 31, 2025.

	As of March 31, 2026	As of March 31, 2025
USDT units	1,480,201	—
Fair value per USDT	$0.993	—
Digital assets - External trust company	$1,469,840	$—
Payable – External trust company	$1,469,840	$—

The digital assets are maintained in custody with an external trust company for the benefit of the Target Company’s clients and are not held for the Target Company’s proprietary investment purposes. The Target Company recognizes a corresponding obligation to its clients based on the digital assets to which the clients are entitled. As of March 31, 2026 and 2025, payables to clients related to Digital assets - External trust company were $1,469,840 and nil, respectively.

The Target Company does not pledge or use client digital assets for its own financing or proprietary investment activities. As of March 31, 2026, none of the digital assets held on behalf of clients were pledged or otherwise subject to contractual restrictions.

9. RELATED PARTY TRANSACTIONS

Dean Nelson Shields was the sole shareholder and a director of the Target Company as of March 31, 2026. Amount due to the related party consisted of the following:

	As of March 31, 2026	As of March 31, 2025
Amount due to Dean Nelson Shields	$95,620	$—
Total amount due to related party	$95,620	$—

The balance primarily represents expenses and technology-related payments made by the director on behalf of the Target Company. The advances were unsecured, non-interest-bearing, and repayable on demand.

10. BROKERAGE COMMISSION AND PLATFORM INCOME

Brokerage commission and platform income was disaggregated as follows:

	For the Year Ended March 31, 2026	For the Year Ended March 31, 2025
Commission	$18,211	$—
Platform fee	2,350	—
Total Brokerage commission and platform income	$20,561	$—

Brokerage commission and platform income are recognized at a point in time on the trade date when the Execution Broker executes the client’s securities transaction.

11. GENERAL AND ADMINISTRATIVE EXPENSES

General and administrative expenses consisted of costs associated with the administration and general operation of the Target Company’s business. Such expenses included administrative service costs, bank charges, general corporate overhead and losses incurred in connection with the conversion and settlement of client funding balances.

General and administrative expenses consisted of the following:

	For the Year Ended March 31, 2026	For the Year Ended March 31, 2025
Administrative and other corporate expenses	$44,599	$—
Foreign exchange loss	10,361	—
Total general and administrative expenses	$54,960	$—

During the year ended March 31, 2026, the Target Company recognized foreign exchange loss of $10,361. The loss arose from client funding amounts maintained with an external trust company that were converted from USDT into U.S. dollars and transferred to the Company’s account with its execution broker.

The Target Company was contractually responsible for the conversion and settlement loss and did not deduct the loss from the corresponding client deposit balances.

The $10,361 foreign exchange loss did not represent a separate cash payment from the Target Company’s cash or restricted cash accounts. Accordingly, the charges are presented as a non-cash adjustment in the reconciliation of net loss to net cash provided by operating activities

Software subscription expenses and software installation costs directly related to the Target Company’s trading system and application were classified as cost of revenues and were not included in general and administrative expenses.

12. TAXATION

Deferred income taxes reflect the tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and their respective tax bases, as well as the tax effects of net operating loss carryforwards.

As of March 31, 2026, the Target Company had net operating loss carryforwards of approximately $74,562, which resulted in a deferred tax asset of approximately $20,877 based on the applicable New Zealand corporate income tax rate of 28%. The Target Company had no net operating loss carryforwards as of March 31, 2025.

A valuation allowance is provided against deferred tax assets when management determines, based on the weight of available positive and negative evidence, that it is more likely than not that some portion or all of the deferred tax assets will not be realized. In making this assessment, management considers, among other factors, the Target Company’s historical operating results, cumulative losses and expectations regarding future taxable income.

As of March 31, 2026, based primarily on the Target Company’s history of operating losses and uncertainty regarding the generation of sufficient future taxable income, management recorded a full valuation allowance of $20,877 against the deferred tax asset related to its net operating loss carryforwards. Accordingly, the Target Company’s net deferred tax asset was nil as of March 31, 2026.

Deferred income tax expenses reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The components of the deferred tax assets and liabilities are as follows:

For the Year Ended March 31, 2026
Loss before income taxes	$(74,562)
Expected income tax benefit at statutory rate of 28%	(20,877)
Increase in valuation allowance	20,877
Income tax expense	$—

Deferred Tax Assets and Liabilities	As of March 31, 2026	As of March 31, 2025
Deferred tax assets:
Net operating loss carryforwards	$20,877	$—
Gross deferred tax assets	20,877	—
Less: valuation allowance	(20,877)	—
Total deferred tax assets, net	$—	$—
Deferred tax liabilities	$—	$—
Net deferred tax asset (liability)	$—	$—

Movement of Valuation Allowance:

	For the Year Ended March 31, 2026	For the Year Ended March 31, 2025
Balance at beginning of year	$—	$—
Additions	20,877	—
Balance at end of year	$20,877	$—

Income tax provision	For the Year Ended March 31, 2026	For the Year Ended March 31, 2025
Current income tax expense	$—	$—
Deferred income tax benefit before valuation allowance	(20,877)	—
Increase in valuation allowance	20,877	—
Income tax expense	$—	$—

Unutilized Tax Loss Carryforwards

As of March 31, 2026 and 2025, the Target Company had unutilized tax loss carryforwards of approximately $74,562 and nil, respectively, which may be available to offset future taxable income, subject to applicable New Zealand tax laws and requirements.

The utilization of these tax loss carryforwards is the business continuity test under New Zealand tax law. Based on the Target Company’s current operating losses and uncertainty regarding the generation of sufficient future taxable income, a full valuation allowance has been recorded against the related deferred tax asset.

As of March 31, 2026 and 2025, the deferred tax assets associated with the unutilized tax loss carryforwards were approximately $20,877 and nil, respectively.

Uncertain Tax Positions

The Target Company evaluates the level of authority for each uncertain tax position (including the potential application of interest and penalties) based on the technical merits, and measures the unrecognized benefits associated with the tax positions. The Target Company continues to assess the uncertain tax positions in accordance with applicable income tax guidance and based on changes in facts and circumstances. As of March 31, 2026 and 2025, the Company did not have any unrecognized uncertain tax positions and the Target Company does not believe that its unrecognized tax benefits will change over the next twelve months.

13. COMMITMENTS AND CONTINGENCIES

Contractual Commitments

The Target Company entered into a two-year agreement with a third-party technology service provider for access to a securities trading system, mobile application and related support services. The agreement requires annual subscription payments of HKD 440,000. As of March 31, 2026, the Target Company had a remaining contractual commitment of HKD 440,000 related to the second year of the arrangement, which is payable during the year ending March 31, 2027.

The remaining contractual payment relates to future services that had not been provided as of March 31, 2026 and, accordingly, was not recognized as a liability in the accompanying balance sheet.

Legal Proceedings

From time to time, the Target Company may become involved in legal proceedings and claims arising in the ordinary course of business. The Target Company records a liability for a loss contingency when the loss is considered probable and the amount of the loss can be reasonably estimated. Legal costs associated with loss contingencies are expensed as incurred.

As of March 31, 2026 and 2025, and through the date these financial statements were issued, the Target Company was not aware of any material pending or threatened legal proceedings that, individually or in the aggregate, would reasonably be expected to have a material adverse effect on the Target Company’s financial position, results of operations or cash flows.

14. SUBSEQUENT EVENTS

The Target Company evaluated events subsequent to the balance sheet date of March 31, 2026 through the date of issuance of the financial statements.

Acquisition by LQR House Inc.

On April 11, 2026, LQR entered into a share purchase agreement under which LQR agreed to acquire all 10,000 issued and outstanding ordinary shares of the Target Company in multiple closings for aggregate consideration of $126,880,000, payable in USDT.

The initial tranche consisted of 2,400 ordinary shares, representing 24% of the Target Company’s outstanding shares, for consideration of $28,080,000. On June 1, 2026, LQR completed an additional closing and acquired 3,000 ordinary shares, representing an additional 30% of the Target Company’s outstanding shares, for consideration of $39,000,000 payable in USDT. Following the additional closing, LQR owned 5,400 ordinary shares, or 54% of the Target Company’s outstanding shares, and obtained control of the Target Company. The remaining shares are subject to subsequent closings and applicable contractual and regulatory conditions.

The transactions occurred after the balance sheet date and therefore did not affect the Target Company’s financial position or results of operations as of and for the year ended March 31, 2026.